PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Money Market Investments

Supplement to the standalone prospectus for PACE Money Market Investments (the "fund") and the prospectus relating to Class P shares (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2014, as supplemented

September 25, 2015

Dear Investor,

The purpose of this supplement is to update the Prospectuses and SAI to reflect certain changes, which are being effected in response to amendments (the "Amendments") to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the primary rule governing money market funds, including the fund. The changes are expected to become effective on or around November 28, 2015. As discussed in more detail below, the Prospectuses and SAI are being updated: (1) to reflect that the fund intends to qualify and operate as a "government money market fund," as defined in the Amendments and (2) to change the fund's name to "PACE Government Money Market Investments."

Operation of the fund as a government money market fund

Under the Amendments, a government money market fund is defined as a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). A money market fund that meets this definition will be permitted to continue to utilize the amortized cost method to value its portfolio securities and to transact at a $1.00 share price once new regulations become effective in 2016. In addition, as a government money market fund, the fund does not need to be subject to liquidity fees on redemptions and/or redemption gates, although the fund's board reserves the ability to do so after providing advance notice to its shareholders.

So that the fund may qualify as a government money market fund, the board of trustees for the fund (the "Board") approved the adoption of a non-fundamental investment policy requiring the fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). The Board also determined to approve modifications to the fund's principal investment strategies to reflect this new policy. In addition, the Board determined that the fund: (i) will continue to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (ii) will not be subject to a liquidity fee and/or a redemption gate on fund redemptions. Please note, however, that the Board reserved the ability to subject the fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders in conformance with the Amendments.

Change of the fund's name to PACE Government Money Market Investments

The Board also approved changing the fund's name to PACE Government Money Market Investments to ensure that the fund is understood to be a government money market fund. In connection with this name change, and

ZS-745

pursuant to Rule 35d-1 under the 1940 Act, the Board approved the adoption of a non-fundamental investment policy requiring the fund to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements.

Changes to the fund's Prospectuses and SAI

In connection with these approvals, effective on or around November 28, 2015, the relevant sections in the Prospectuses and the SAI will be amended to reflect the above-described changes.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.